This is filed pursuant to Rule 497(e).
File Nos. 33-34001 and 811-06068.

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ALLIANCEBERNSTEIN INVESTMENT
RESEARCH AND MANAGEMENT [LOGO] SM


                                    AllianceBernstein Institutional Reserves
                                        -   Prime Portfolio
                                        -   Government Portfolio
                                        -   Treasury Portfolio
                                        -   Tax-Free Portfolio
                                        -   California Tax-Free Portfolio
                                        -   New York Tax-Free Portfolio
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Supplement dated November 1, 2004 to the prospectuses dated September 1, 2004 that offer Class A, Class B and Class C shares of the above-referenced Portfolios (each a "Prospectus").

The following disclosure is added under the heading "MANAGEMENT OF THE PORTFOLIOS" in the Class A, Class B and Class C Prospectuses.

On October 28, 2004, Alliance announced that it has agreed to sell its cash management business. The Portfolios will be managed to accommodate related redemptions. Accordingly, Alliance expects to make shorter term investments which may, depending on the yield curve, impact returns. The transaction is expected to be completed by the third quarter of 2005.

You should retain this Supplement for future reference.


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SM:  This service mark is used under license from the owner, AllianceBernstein
     Investment Research and Management, Inc.


00250.0072 #522295